                               WEISS TREASURY FUND
                           A Letter from the President

Dear Shareholder,

         It is with pleasure that we send you the Annual Report to Shareholders for the fiscal year ended December 31, 1997 for Weiss Treasury Fund (the "Trust"), consisting of Weiss Treasury Only Money Market Fund, Weiss Intermediate Treasury Fund (which was recently closed) and Weiss Treasury Bond Fund. As the Trust ended its first complete fiscal year, Weiss Treasury Bond Fund had not yet commenced operations.

         1997 was somewhat unusual for yields on Treasury securities. Treasury note yields moved lower while Treasury bill yields increased. The interest rate on the 5 year Treasury note declined from 6.25% in January to 5.71% by year end. As yields declined, prices rose, which translated into positive returns for Weiss Intermediate Treasury Fund, producing a total return of 7.20% for the year and a closing net asset value of $10.10. This compares to the Merrill Lynch Gov't Treasury Short Term (1-3) index YTD return of 6.66%.

         While Treasury note yields declined, Treasury bill rates, during the same period, rose from 5.18% to 5.35%. The average weighted maturity of Weiss Treasury Only Money Market Fund was 56.42 days at the close of the year. This short average maturity reflects the conservative structure of the Fund and allowed it to take advantage of the move during 1997 to higher rates, resulting in a total return (after fee waivers and expense reimbursements) of 4.71%. This compares to the Merrill Lynch T-Bill index YTD return of 5.32%.

         The Trust will continue to invest with long term safety and liquidity in mind.

         If you have any questions concerning Weiss Treasury Only Money Market Fund please call upon a fund representative at (800) 430-9617.

Sincerely,

/s/ John Breazeale

John Breazeale
President and Chairman
February 16, 1998

                     1997 ANNUAL PORTFOLIO MANAGEMENT REVIEW

         The US economy remained strong throughout 1997 without any notable surge in inflation. For most of the year this ideal business climate gave investors good reason to feel secure with their holdings. By mid-year, however, the economic turmoil in Asia was responsible for the shift from euphoria to caution as attitudes about the economic future changed.

         By the end of 1997, many countries around the world were either developing strategies to avoid being pulled down by the crisis or they were struggling for survival. Uncertainty brought on by Asian monetary disorder, large financial failures in Japan, and political upheavals in Indonesia resulted in an investor search for safe havens. A flight to quality ensued, with US Treasuries being, once again, the beneficiary.

         This movement of assets, mainly from Asia to the United States, brought about demand for Treasuries which strengthened during the fourth quarter. As purchases accelerated, yields declined. As a result, the long-term Treasury bond yield dropped from 6.30% in January, 1997 to 5.58% by year end, as investors shifted out of other more aggressive investments, especially Asian securities.

         While the flight to quality indicates how sensitive yields are to increased inflows of capital, the bond market is just as sensitive to a change in demand and outflows. So as the Asian crisis unfolds, we are mindful of the threat it could pose to our bond market. A large portion of US Treasury bonds outstanding are owned by foreign investors -- Japan in particular -- so any deepening of the crisis in Asia could prompt outright selling of US Treasuries in order to bring funds back to their ailing economies. If this well-known source of demand for bonds abruptly changes and bonds are sold, prices could fall and yields would rise.

         Fortunately, rising yields would be positive for our shareholders. Weiss Treasury Only Money Market Fund would be able to take advantage of higher yields almost immediately, translating into higher income for shareholders.

         The "flight to quality" in 1997 helped increase assets in the Treasury Only Money Market Fund from $11.1 million in January to $33.5 million by year end. The portfolio was positioned with a relatively short average maturity of just over 56 days at the end of the year, reflecting the conservative management that we expect to carry into 1998, and we believe will continue to help the Fund to grow in size. The Fund's total return for 1997 (after fee waivers and expense reimbursements) was 4.71%.

         Weiss Intermediate Treasury Fund was also managed with a fairly short maturity. This allowed the portfolio to produce a total return (after fee waivers and expense reimbursements) of 7.20%. Since Weiss Intermediate Treasury Fund closed on January 31, 1998, our interest rate strategy will apply to the money fund and to Weiss Treasury Bond Fund when it commences operations. We expect the interest rate environment to be very fluid and, should rates rise substantially, it is likely that the bond portfolio will be opened to new shareholders.

                        WEISS INTERMEDIATE TREASURY FUND
              AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION - 7.07%

                                         Fund               Index
                 Jun-96                  10000              10000
                 Sep-96                  10152              10121
                 Dec-96                  10344              10198
                 Mar-97                  10302              10253
                 Jun-97                  10587              10440
                 Sep-97                  10857              10781
                 Dec-97                  11088              10974

            The Index is the Merrill Lynch Treasury 1-10 Year Index
                  Inception date of the Fund was June 28, 1996

WEISS TREASURY FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 1997

                                                               Par (000)           Value
                                                              -----------       -----------
US TREASURY OBLIGATIONS - 99.62%
       US Treasury Bills
            4.780%, due 01/02/98 ......................       $     2,000       $ 1,999,735
            4.900%, due 01/08/98 ......................             2,000         1,998,095
            5.045%, due 01/15/98  .....................             1,000           998,038
            5.210%, due 01/22/98 ......................             1,000           996,961
            5.100%, due 01/29/98 ......................             2,000         1,992,067
            5.120%, due 02/05/98 ......................             3,000         2,985,067
            5.100%, due 02/12/98 ......................             2,000         1,988,100
            5.115%, due 02/19/98 ......................             2,000         1,986,076
            5.085%, due 02/26/98 ......................             2,000         1,984,180
            5.020%, due 03/05/98  .....................             2,000         1,982,430
            5.070%, due 03/05/98 ......................             2,000         1,982,255
            5.070%, due 03/12/98  .....................             2,000         1,980,283
            5.035%, due 03/19/98  .....................             2,000         1,978,461
            5.095%, due 03/19/98 ......................             2,000         1,978,205
            5.310%, due 04/02/98 ......................             1,500         1,479,866
            5.280%, due 04/09/98 ......................             1,500         1,478,440
            5.230%, due 04/16/98  .....................             1,000           984,746
            5.050%, due 04/23/98 ......................             2,500         2,460,722
                                                                                -----------
       Total US Treasury Obligations (Cost $33,233,727)                          33,233,727
                                                                                -----------

                                                                       Shares
                                                                    ------------
SHORT-TERM INVESTMENT - 0.68%
       Temporary Investment Fund, Inc.-
            T-Fund Portfolio (Cost $226,279)                             226,279                                 226,279
                                                                                                            ------------
TOTAL INVESTMENTS (COST $33,460,006*)                                                        100.30%          33,460,006
LIABILITIES IN EXCESS OF OTHER ASSETS                                                         (0.30%)            (98,760)
                                                                                       ------------         ------------
Net Assets (Equivalent to $1.00 per share based
       on 33,361,246 shares of capital stock outstanding)                                    100.00%        $ 33,361,246
                                                                                       ============         ============
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE
       ($33,361,246 / 33,361,246 shares outstanding)                                                        $       1.00
                                                                                                            ============

------------

* Aggregate cost for federal income tax purposes is substantially the same.

See accompanying notes to financial statements.

WEISS TREASURY FUND
WEISS INTERMEDIATE TREASURY FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 1997

                                                               Par (000)                               Value
                                                             -------------                         -------------
US TREASURY OBLIGATIONS - 100.42%
       US Treasury Notes
                         6.25%, due 10/31/01                 $       1,000                         $   1,016,530
                         7.50%, due 11/15/01                           800                               847,872
                                                                                                   -------------
       Total US Treasury Obligations (Cost $1,847,213)                                                 1,864,402
                                                                                                   -------------

SHORT-TERM INVESTMENT - 4.17%                                   Shares
                                                             -------------
       Temporary Investment Fund, Inc.-
            T-Fund Portfolio (Cost $77,361)                         77,361                                77,361
                                                                                                   -------------

TOTAL INVESTMENTS (COST $1,924,574)                                                       104.59%      1,941,763

LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (4.59%)        (85,205)
                                                                                  -------------    -------------

Net Assets (Equivalent to $10.10 per share based
       on 183,862 shares of capital stock outstanding)                                   100.00%   $   1,856,558
                                                                                  =============    =============

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE
       ($1,856,558 / 183,862 shares outstanding)                                                   $       10.10
                                                                                                   =============

------------

* Aggregate cost for federal income tax purposes is substantially the same. The aggregate gross unrealized appreciation/(depreciation) for all securities is as follows:

Excess of value over tax cost ............................               $17,189
 Excess of tax cost over value ...........................                     0
                                                                         -------
                                                                         $17,189
                                                                         =======

See accompanying notes to financial statements.

WEISS TREASURY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      WEISS               WEISS
                                                  TREASURY ONLY       INTERMEDIATE
                                                 MONEY MARKET FUND    TREASURY FUND
                                                    -----------        -----------
INVESTMENT INCOME:
       Interest .............................       $ 1,150,232        $   291,602
                                                    -----------        -----------
EXPENSES:
       Investment Advisory fees .............           112,410             22,111
       Administration fees ..................            68,705             68,654
       Transfer Agent fees ..................            64,216             53,537
       Custodian fees .......................            17,690             16,390
       Legal fees ...........................            30,999              7,651
       Audit fees ...........................            20,050              4,949
       Printing .............................            14,436              3,563
       Insurance ............................             9,111              2,278
       Trustees' fees .......................             4,811              1,187
       Registration and filing fees .........            31,357             13,001
       Amortization of organizational costs .             6,998              6,991
       Miscellaneous ........................               599                401
                                                    -----------        -----------
            Total Expenses ..................           381,382            200,713
       Less: expenses waived and reimbursed .          (268,971)          (178,602)
                                                    -----------        -----------
            Net Expenses ....................           112,411             22,111
                                                    -----------        -----------
Net Investment Income .......................         1,037,821            269,491
                                                    -----------        -----------
UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
       Net change in unrealized appreciation/
            (depreciation) on investments ...                --             13,514
                                                    -----------        -----------
Net increase in net assets resulting from
       operations ...........................       $ 1,037,821        $   283,005
                                                    ===========        ===========

------------

See accompanying notes to financial statements.

WEISS TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                         WEISS TREASURY ONLY MONEY MARKET FUND
                                                         -------------------------------------
                                                           January 1, 1997     June 28, 1996*
                                                              through             through
                                                          December 31, 1997   December 31, 1996
                                                            ------------        ------------
INCREASE IN NET ASSETS:
       Operations:
            Net investment income ...................       $  1,037,821        $    122,700
                                                            ------------        ------------
            Net increase in net assets resulting from
               operations ...........................          1,037,821             122,700
       Distributions:
            From net investment income ..............         (1,037,821)           (122,700)
       Capital share transactions:
            Net increase from capital share
               transactions .........................         22,233,924          11,093,988
                                                            ------------        ------------
            Total increase in net assets ............         22,233,924          11,093,988
NET ASSETS
       Beginning of period ..........................         11,127,322              33,334
                                                            ------------        ------------
       End of period ................................       $ 33,361,246        $ 11,127,322
                                                            ============        ============

------------

*Commencement of operations

See accompanying notes to financial statements.

WEISS TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                          WEISS INTERMEDIATE TREASURY FUND
                                                          --------------------------------
                                                          January 1, 1997     June 28, 1996*
                                                              through            through
                                                          December 31, 1997  December 31, 1996
                                                            -----------        -----------
INCREASE IN NET ASSETS:
       Operations:
            Net investment income ...................       $   269,491        $    45,467
            Net change in unrealized appreciation/
               (depreciation) on investments ........            13,514              3,675
                                                            -----------        -----------
            Net increase in net assets resulting from
               operations ...........................           283,005             49,142
       Distributions:
            From net investment income ..............          (269,491)           (45,467)
       Capital share transactions:
            Net increase (decrease) from capital
               share transactions ...................          (916,685)         2,722,721
                                                            -----------        -----------
            Total increase (decrease) in net assets .          (903,171)         2,726,396
NET ASSETS
       Beginning of period ..........................         2,759,729             33,333
                                                            -----------        -----------
       End of period ................................       $ 1,856,558        $ 2,759,729
                                                            ===========        ===========

------------

*Commencement of operations

See accompanying notes to financial statements.

WEISS TREASURY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              WEISS TREASURY ONLY MONEY MARKET FUND
                                              -------------------------------------
                                                January 1, 1997    June 28, 1996*
                                                    through            through
                                               December 31, 1997  December 31, 1996
                                               -----------------  -----------------


NET ASSET VALUE, BEGINNING OF PERIOD:             $     1.00          $     1.00
                                                  ----------          ----------

INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ..............             0.05                0.02
                                                  ----------          ----------

LESS DISTRIBUTIONS:
       From net investment income .........            (0.05)              (0.02)
                                                  ----------          ----------

NET ASSET VALUE, END OF PERIOD:                   $     1.00          $     1.00
                                                  ==========          ==========

Total return ..............................             4.71%               4.67%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........       $   33,361          $   11,127
Ratio of expenses to average net assets(1).             0.50%               0.50%(3)
Ratio of net investment income to average
       net assets(2) ......................             4.60%               4.54%(3)



(1) The annualized expense ratios before waivers and reimbursement of expenses for the periods ended December 31, 1997 and December 31, 1996 for Weiss Treasury Only Money Market Fund would have been 1.69% and 7.69%, respectively.

(2) The annualized net investment income/(loss) ratios before waivers and reimbursement of expenses for the periods ended December 31, 1997, and December 31, 1996 for Weiss Treasury Only Money Market Fund would have been 3.41% and (2.65)%, respectively.

(3)  Annualized.

*  Commencement of operations.







See accompanying notes to financial statements.

WEISS TREASURY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                  WEISS INTERMEDIATE TREASURY FUND
                                                -------------------------------------
                                                 January 1, 1997     June 28, 1996*
                                                     through          through
                                                December 31, 1997   December 31, 1996
                                                -----------------   -----------------


NET ASSET VALUE, BEGINNING OF PERIOD:                $   10.01         $   10.00
                                                     ---------         ---------

INCOME FROM INVESTMENT OPERATIONS:
       Net investment income .................            0.61              0.33
       Net realized and unrealized gain/(loss)
            on investments ...................            0.09              0.01
                                                     ---------         ---------

            Total from investment operations .            0.70              0.34
                                                     ---------         ---------

LESS DISTRIBUTIONS:
       From net investment income ............           (0.61)            (0.33)
                                                     ---------         ---------

NET ASSET VALUE, END OF PERIOD: ..............       $   10.10         $   10.01
                                                     =========         =========

Total return .................................            7.20%             6.82%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............       $   1,857         $   2,760
Ratio of expenses to average net assets(1) ...            0.50%             0.50%(3)
Ratio of net investment income to average
       net assets(2) .........................            6.09%             6.39%(3)
Portfolio turnover ...........................           50.73%                0%


(1) The annualized expense ratios before waivers and reimbursement of expenses for the periods ended December 31, 1997 and December 31, 1996 for Weiss Intermediate Treasury Fund would have been 4.54% and 21.51%, respectively.

(2) The annualized net investment income/(loss) ratios before waivers and reimbursement of expenses for the periods ended December 31, 1997 and December 31, 1996 for Weiss Intermediate Treasury Fund would have been 2.05% and (14.62)%, respectively.

(3)  Annualized.

* Commencement of operations.





See accompanying notes to financial statements.

WEISS TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

1. FUND ORGANIZATION

Weiss Treasury Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1995. The Trust is a series fund that is authorized to issue shares of beneficial interest in the following three investment funds: Weiss Treasury Only Money Market Fund, Weiss Intermediate Treasury Fund, and Weiss Treasury Bond Fund (individually, a "Fund" and collectively, the "Funds"). The Board of Trustees of the Trust oversees the business affairs of the Trust and is responsible for significant decision relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust. As of the date of this report, Weiss Treasury Bond Fund had no commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Investment securities of Weiss Treasury Only Money Market Fund are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any applicable discount or premium. Investment securities of the Weiss Intermediate Treasury Fund are valued at market value using bid prices or, if a market value cannot be readily obtained, at fair value as determined by the Boar of Trustees or its designee. Debt securities held by the Funds that have maturities of less than sixty days are generally valued at amortized cost.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Net investment income for each Fund consists of all interest income accrued on the Funds' assets, less accrued expense. Interest income for Weiss Treasury Only Money Market Fund is comprised of accrued interest, original issue and market discount earned less amortization of any market premium. Interest income for Weiss Intermediate Treasury Fund is comprised of accrued interest and original issue and market discount earned. Each Fund's expenses are also accrued daily.

Dividends and Distributions to Shareholders: Each Fund declares dividends daily from net investment income. Weiss Treasury Only Money Market Fund intends to pay accrued dividends on the last business day of each month. Weiss Intermediate Treasury Fund intends to pay distributions of taxable income quarterly, and may elect to distribute any net capital gains realized annual before the Fund's fiscal year end of December 31. Each Fund may make an

WEISS TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


additional distribution of income and gains if necessary to satisfy a calendar year excise tax distribution requirement.

Federal Income Taxes: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company: under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Repurchase Agreements: The Funds may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 100.5% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral.

Organizational Costs: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized using the straight-line method over a period not to exceed five years form the date of commencement of operations.

3. INVESTMENT MANAGER, DISTRIBUTOR, ADMINISTRATOR, AND OTHER RELATED PARTY TRANSACTIONS

Weiss Money Management, Inc. (the "Manager") serves as the Investment Manager to the Funds. Under investment advisory agreements with each of the Funds, the Manager provides continuous advice and recommendations concerning each Fund's investments. The Fund have each agreed to compensate the Manager for its services by the monthly payment of a fee at the annual rate of .50% of the average daily net assets with respect of Weiss Treasury Only Money Market Fund and Weiss Intermediate Treasury Fund. The Manager may from time to time waive all or a portion of its fees payable by the Funds. Certain offices of the Manager serve as President, Secretary and Trustee to the Trust.

Weiss Funds, Inc., a registered broker-dealer and wholly-owned subsidiary of the Manager, serves as the Trust's Distributor.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Treasurer to the Trust.

PNC Bank, NA serves as the Custodian for the Funds' portfolio securities and cash.

WEISS TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the period ended December 31, 1997, the Manager, Administrator, Transfer Agent and Custodian of Weiss Treasury Only Money Market Fund voluntarily waived fees totaling $112,410, $10,791, $4,505 and $1,877, respectively. For Weiss Intermediate Treasury Fund, the Manager, Administrator, Transfer Agent and Custodian voluntarily waived fees totaling $22,111, $10,777, $4,500 and $1,875. In addition, the Manager has voluntarily agreed to reimburse each Fund individually to the extent required to maintain expense at no more than 0.50% of the average daily net assets. For the period ended December 31, 1997, the Manager agreed to reimburse Weiss Treasury Only Money Market Fund and Weiss Intermediate Treasury Fund $139,388 and $139,339, respectively.

Dechert Price & Rhoads serves as legal counsel to the Trust. A partner of that firm serves as Assistant Secretary to the Trust.

Each Trustee receives an annual fee of $2,000 plus reimbursement of out-of-pocket expense for serving in that capacity. No person who is an officer, trustee, or employee of the Manager, Distributor, Administrator, or of any parent or subsidiary thereof, who serves as officer, trustee, or employee of the Trust receives any compensation from the Trust.

4. NET ASSETS

At December 31, 1997, the Funds' net assets consisted of:

                                                             WEISS TREASURY ONLY   WEISS INTERMEDIATE
                                                               MONEY MARKET FUND        TREASURY FUND
Paid in capital                                                      $33,361,246           $1,839,369
Net unrealized appreciation
     (depreciation) on investments                                            --               17,189
                                                                     -----------           ----------
                                                                     $33,361,246           $1,856,558
                                                                     -----------           ----------


5. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 997, purchases and sales of securities, other than short-term investments aggregated $2,028,990 and $2,928,897, respectively, for Weiss Intermediate Treasury Fund.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest each having $0.01 par value. On December 31, 1997, one stockholder held approximately 25.9% of the outstanding shares of Weiss Treasury Only Money Market Fund and three shareholders held approximately 20.1% of the outstanding shares of Weiss Intermediate Treasury Fund.

WEISS TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


                      WEISS TREASURY ONLY MONEY MARKET FUND

Transactions in capital shares for the period ended December 31, 1997 are summarized below.

                                                                          SHARES                VALUE
                                                                          ------                -----
Shares sold                                                           43,729,538          $43,729,538
Shares reinvested                                                        925,467              925,467
Shares repurchased                                                  (22,421,081)         (22,421,081)
                                                                    ------------         ------------
                                                                      22,233,924          $22,233,924
                                                                    ------------         ------------


Transactions in capital shares for the period ended December 31, 1996 are summarized below.

                                                                          SHARES                VALUE
                                                                          ------                -----
Shares sold                                                           11,934,139          $11,934,139
Shares reinvested                                                         75,908               75,908
Shares repurchased                                                     (916,059)            (916,059)
                                                                      ----------          -----------
                                                                      11,093,988          $11,093,988
                                                                      ----------          -----------


                        WEISS INTERMEDIATE TREASURY FUND

Transactions in capital shares for the period ended December 31, 1997 are summarized below.

                                                                          SHARES                VALUE
                                                                          ------                -----
Shares sold                                                              358,043           $3,570,400
Shares reinvested                                                         25,666              256,135
Shares repurchased                                                     (475,412)          (4,743,220)
                                                                       ---------          -----------
                                                                        (91,703)           ($916,685)
                                                                       ---------          -----------


Transactions in capital shares for the period ended December 31, 1996 are summarized below.

                                                                          SHARES                VALUE
                                                                          ------                -----
Shares sold                                                               79,796           $2,798,622
Shares reinvested                                                            901                8,993
Shares repurchased                                                       (8,465)             (84,894)
                                                                         -------           ----------
                                                                         272,232           $2,722,721
                                                                         -------           ----------


7. SUBSEQUENT EVENT

Prior to December 15, 1997, all shareholders of Weiss Intermediate Treasury Fund had been requested to exchange all of their shares outstanding into Weiss Treasury Only Money Market Fund by January 28, 1998 or to redeem all of their shares by January 29, 1998 in order for Weiss Intermediate Treasury Fund to be fully dissolved by January 30, 1998. As of the date of this report, February 16, 1998, Weiss Intermediate Treasury Fund was fully dissolved.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WEISS TREASURY FUND:

We have audited the accompanying statements of net assets of Weiss Treasury Fund (the "Fund") (comprised of the Weiss Treasury Only Money Market Fund and Weiss Intermediate Treasury Fund), as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years or periods then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conduct our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Weiss Treasury Fund as of December 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods then ended and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 6, 1998

                                 This Page Left
                              Intentionally Blank

[THE WEISS
 TREASURY
 FUNDS LOGO]





TREASURY ONLY MONEY MARKET FUND
     INTERMEDIATE TREASURY FUND
             TREASURY BOND FUND



  ANNUAL REPORT TO SHAREHOLDERS
              DECEMBER 31, 1997




BOARD OF TRUSTEES
      John N. Breazeale
         Chairman
      Esther S. Gordon
      Robert L. Lehrer
      Martin D. Weiss
      Donald Wilk

OFFICERS
      John N. Breazeale
         President
      Neal J. Andrews
         Treasurer
      Sharon A. Parker
         Secretary

INVESTMENT MANAGER
      Weiss Money Management, Inc.
      4176 Burns Road
      Palm Beach Gardens, FL 33410

ADMINISTRATOR
      PFPC Inc.
      103 Bellevue Pkwy.
      Wilmington, DE 19809

DISTRIBUTOR
      Weiss Funds, Inc.
      4176 Burns Road
      Palm Beach Gardens, FL 33410

TRANSFER AGENT
      PFPC Inc.
      400 Bellevue Pkwy.
      Wilmington, DE 19809


This report and the financial statements contained herein are submitted for the general information of shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.